July 19, 2006

Supplement to

Quant Funds Ordinary and Institutional Shares Prospectus

and Quant Funds Class A Shares Prospectus

Dated July 17, 2006

The Quantitative Group of Funds (the “Trust”) is a series of four funds, including Quant Growth and Income Fund (the “Fund”). The Trustees (the “Trustees”) of the Trust have approved changes to the investment strategy of the Fund as described below, subject to shareholder approval at a shareholder meeting expected to be held in October 2006.

LONG/SHORT PROPOSALS

If all of the changes in this section (the “Long/Short Proposals”) are approved by shareholders, on or about November 1, 2006 (or such later date following shareholder approval as is reasonably practicable if the shareholder meeting is held on or adjourned to a latter date than currently expected), the Fund will adopt a long/short strategy and the changes contemplated by the Long/Short Proposals will be implemented. If any of the Long/Short Proposals are not approved, the Fund will not adopt a long/short strategy and the changes contemplated by the Long/Short Proposals (except as noted otherwise for “Borrowing”) will not be instituted.

Investment Objective. The Fund’s investment objective would change from long-term growth of capital and income to long-term growth of capital.

Investment Focus. The Fund’s investment focus would change from investing at least 80% of the Fund’s total assets in common stock to investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in the common stock of large cap companies. The Fund will continue to invest primarily in the common stocks of U.S. issuers.

Long/Short Strategy. The Fund would pursue its investment objective by using a long/short strategy. The Fund would normally maintain long and short positions such that the Fund’s net long equity exposure (that is, the percentage of long positions minus the percentage of short equity positions) would not exceed 100% of the Fund’s net assets. Ordinarily, the Fund’s long equity exposure would range from 110% to 125% of the Fund’s net assets and its short equity exposure would range from 10% to 33% of the Fund’s net assets.

The long/short strategy would involve the same risks that are part of the Fund’s current strategy and the following risks:

Short Sales Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from deceases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Leverage Risk. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value greater than without the use of leverage. This could result in increased volatility of returns.

Management Fee. The Fund will submit for shareholder approval an amendment to the existing management contract (the “ Management Contract”) with respect to the Fund between the Trust and Quantitative Investment Advisors, Inc. (“Quantitative Advisors”), the Fund’s investment manager. The amendment to the Management Contract would increase the management fee payable by the Fund to Quantitative Advisors from an annual rate of 0.75% of average daily net assets to 1.00% of average daily net assets. The management fee is computed daily and paid monthly.

Under the proposed amendment, the “Annual Operating Expenses” and the “Example” shown on pages 14 and 15 of the prospectus would change as set forth below. The “Shareholder Fees” shown on page 14 of the prospectus would not change as a result of the amendment to the Management Contract.

The information in the table below is based on the Fund’s actual expenses for the year ended March 31, 2006 except that management fees have been restated to reflect the fee payable under the proposed amendment. For the fiscal year ended March 31, 2006, the actual management fee rate was 0.75% and the total operating expenses were 1.65% for Ordinary Shares and 1.16% for Institutional Shares. Had the proposed amendment been in effect throughout this period management fees and total operating expenses would have been as shown below.

Annual Fund Operating Expenses as a percentage of average net assets

(expenses that are deducted from Fund assets)

	Ordinary Shares	Institutional Shares
Management Fee	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.50%	None
Other Expenses	0.40%	0.41%
Total Annual Fund Operating Expenses	1.90%	1.41%

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Ordinary Shares				Institutional Shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Growth and Income Fund	$ 296	$ 707	$ 1,143	$ 2,358	$ 144	$ 446	$ 771	$ 1,691

This Example assumes that you do not redeem your shares at the end of the period:

	Ordinary Shares				Institutional Shares
Growth and Income Fund	$ 193	$ 597	$ 1,026	$ 2,222	$ 144	$ 446	$ 771	$ 1,691

The Example does not reflect deferred sales charges on reinvested dividends and other distributions. If the deferred sales charges were included, your costs would be higher.

Expense Limitation. The Fund will submit for shareholder approval an amendment to the Management Contract which would eliminate a 2% expense limitation. It has not been necessary to limit the Fund’s expenses pursuant to this expense limitation during any of the five most recent fiscal years.

Subadvisory Fee. The Fund will submit for shareholder approval an amendment to the existing advisory contract with respect to the Fund under which the advisory fee paid by Quantitative Advisors, out of its own assets, to SSgA Funds Management, Inc., the Fund’s subadvisor, would be increased from an annual rate of 0.375% of average daily net assets up to $20 million and 0.30% on assets in excess of $20 million to an annual rate of 0.50% of average daily net assets up to $20 million and 0.35% on assets in excess of $20 million. The advisory fee is computed daily and paid monthly.

Investment Policies. Changes in the Fund’s policies relating to the Fund’s fundamental restrictions fundamental restrictions on short sales and borrowing as set forth in the Fund’s statement of additional information have also been proposed. These changes are expected to have a material effect on the Fund’s investment operations.

Short Sales. The Fund’s policy relating to short sales will be changed from limiting the Fund to short selling against the box to permitting short sales to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

Borrowing. The Fund is currently limited to borrowing from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Trustees have approved a policy which would permit the Fund to borrow money only on a temporary basis and only to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. If the change in the Fund’s policy relating borrowing is approved by shareholders, it will be instituted on or about November 1, 2006 (or such later date following shareholder approval as is reasonably practicable if the shareholder meeting is held on or adjourned to a latter date than currently expected) even if the other Long/Short Proposals are not approved.

OTHER PROPOSALS

Changes which are not related to the proposed long/short strategy have also been proposed (the “Other Proposals”). Each Other Proposal which is approved by shareholders will be instituted on or about November 1, 2006 (or such later date following shareholder approval as is reasonably practicable if the shareholder meeting is held on or adjourned to a latter date than currently expected).

Other Investment Polices. Changes in the Fund’s policies relating to a number of the Fund’s other fundamental restrictions set forth in the Fund’s statement of additional information have also been proposed. None of these changes are expected to have a material effect on the Fund’s investment operations.

1023-00-0706

©2006 U.S. Boston Capital Corporation

Distributor of the Quant Funds, Member NASD/SIPC

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